Exhibit No. 13
BUI, Inc.
Form 10-KSB
File No. 0-26917




July 20, 1999



Mr. Gary Smith
179 Harrels Lane
Polson, MT 59860



Dear Gary:

I wanted to formalize our recent discussion regarding you note and conversion.

The current outstanding balance is $251,312,.00. You have expressed a desire to convert half of that amount into common stock at $2.00 per share. Therefore, we are prepared to issue
62,500 shares of common stock at $2.00 per share, and pay you the balance $126,312.00 by check.

Please sign below if these arrangements meet you approval



Sincerely,


_________________________
Paul Jarman/ VP of BUI, Inc.



__________________________    __________________
Accepted by Gary Smith        Date
                               E-1